UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2021

BAYCOM CORP

(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 476-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Merger Agreement

On September 7, 2021, BayCom Corp, Walnut Creek, California (“BayCom” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pacific Enterprise Bancorp, Irvine, California (“PEB”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, PEB will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Immediately after the effective time of the Merger (the “Effective Time”), the Company intends to merge Pacific Enterprise Bank, a wholly owned subsidiary of PEB, with and into United Business Bank, a wholly owned subsidiary of the Company, with United Business Bank as the surviving institution (the “Bank Merger”). The Merger Agreement was approved and adopted by the Board of Directors of each of the Company and PEB. The Merger is expected to be completed in the first calendar quarter of 2022, subject to customary closing conditions discussed below.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of PEB common stock (“PEB Common Stock”) will be converted into the right to receive 1.0292 shares (the “Exchange Ratio”) of common stock of the Company (“Company Common Stock”). At the Effective Time, each outstanding option to purchase shares of PEB Common Stock (each, a “PEB Option”), whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash (subject to withholding as provided in the Merger Agreement) equal to the product of (i) the total number of shares of PEB Common Stock underlying the PEB Option multiplied by (ii) the amount, if any, that the product of the volume weighted average closing price per share of Company Common Stock, as reported on NASDAQ, for the 15 trading days immediately preceding the closing date (the “Company Average Closing Price”), multiplied by the Exchange Ratio, exceeds the exercise price per share of such PEB Option. Any PEB Option which has an exercise price per share of PEB Common Stock that is greater than or equal to the product of the Company Average Closing Price multiplied by the Exchange Ratio will be cancelled at the Effective Time for no consideration or payment. Based on the closing price of the Company’s common stock of $17.28 on September 3, 2021, the aggregate consideration being paid to PEB shareholders is approximately $53.1 million, or $17.78 per share of PEB common stock. The total value of the merger consideration will fluctuate until closing based on the value of the Company's stock price. Upon consummation of the Merger, the shareholders of PEB will own approximately 22.4% of the combined company.

The Merger Agreement contains customary representations and warranties from both the Company and PEB, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, including, in the case of PEB, specific forbearances with respect to its business activities, (2) the obligation of the Company to call a special meeting of its shareholders to approve the Merger Agreement and the issuance of Company Common Stock in the Merger, (3) the obligation of PEB to call a special meeting of its shareholders to approve the Merger Agreement (the “PEB Shareholder Meeting”), and, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement, and (4) PEB’s non-solicitation obligations relating to alternative acquisition proposals.

The obligation of each party to consummate the Merger is also conditioned upon (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, and (iii) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Company’s obligation to consummate the Merger is further conditioned upon (a) PEB’s adjusted tangible common equity being in excess of specified levels, and (b) the holders of no more than 10% of the aggregate outstanding shares of PEB’s capital stock properly notifying PEB that they intend to exercise dissenters’ rights. PEB’s obligation to consummate the Merger is further conditioned upon BayCom’s adjusted tangible common equity being in excess of specified levels.

The Merger Agreement contains certain termination rights for both the Company and PEB, including if (i) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied, (ii) the Merger is not consummated by April 30, 2022 (the “End Date”) provided, however, either party may extend the End Date to May 31, 2022 if the required regulatory approvals had not been obtained by April 30, 2022, (iii) the required regulatory approvals are not obtained, or (iv) the approval of the Company’s shareholders or PEB’s shareholders is not obtained. The Company may terminate the Merger Agreement prior to PEB’s shareholder approval of the Merger in the event that (A) PEB materially breaches its non-solicitation obligations relating to alternative business combination transactions, (B) PEB’s board withdraws or adversely modifies its recommendation to shareholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made, or (C) PEB shall have refused to call or hold the PEB Shareholder Meeting unless PEB terminates the Merger Agreement prior to the PEB Shareholder Meeting in order to enter into a definitive agreement for an unsolicited acquisition proposal superior than the transaction contemplated by the Merger Agreement.  The Merger Agreement provides that PEB must pay a termination fee of $2.5 million to the Company if the Merger Agreement (i) is terminated by the Company or PEB in the circumstances described in the preceding sentence, or (ii) (A) an acquisition proposal is made to PEB or to its shareholders publicly prior to the PEB shareholder meeting, (B) PEB fails to receive shareholder approval, and (C) PEB enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.

Pursuant to the Merger Agreement, the Company will appoint or elect as a director of United Business Bank, effective at the Effective Time, one individual who had served as a director of PEB as of the date of the Merger Agreement.  The individual, who shall be mutually agreed upon by the Company and PEB, must qualify as an “independent” director of the Company under applicable NASDAQ rules.  The Company and PEB have determined that Dennis Guida, Chairman of the Board of PEB, will be appointed to the board of directors of United Business Bank at the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company or PEB, their respective affiliates or their respective businesses that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of the Company and PEB and a prospectus of the Company as well as in other public filings the Company makes with the Securities and Exchange Commission ("SEC").

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, PEB or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreements and Resignation, Non-Solicitation and Non-Disclosure Agreements

In connection with the execution of the Merger Agreement, and as a material inducement and as additional consideration to the parties to enter into the Merger Agreement, the Company and PEB entered into voting agreements with each of the directors and executive officers of BayCom and PEB. The voting agreements generally (i) require that such PEB executive officers and directors agree to vote in favor of the approval of the Merger and the Merger Agreement and certain related matters and against alternative transactions and (ii) require that such Company executive officers and directors agree to vote in favor of the approval of the Merger and the Merger Agreement and the issuance of shares of Company Common Stock in connection with the Merger.

Also on September 7, 2021, concurrently with the execution of the Merger Agreement and as a material inducement and as additional consideration to the Company to enter into the Merger Agreement, the executive officers and each of the directors of PEB entered into a customary resignation, non-solicitation and non-disclosure agreement with the Company.

The voting agreements and the resignation non-solicitation and non-disclosure agreements will terminate automatically in the event that the Merger Agreement is terminated for any reason in accordance with its terms. The foregoing summary of the voting agreements and the resignation, non-solicitation and non-disclosure agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the voting agreements and the resignation, non-solicitation and non-disclosure agreements, which are substantially in the forms included as exhibits to the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 7, 2021, the Company and PEB issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. In addition, the Company has prepared an investor presentation regarding the transactions contemplated by the Merger Agreement, which it expects to use in connection with presentations to analysts and investors. The presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Note Regarding Forward-Looking Statements.

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements.

In addition to factors disclosed in the Company's SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed Merger might not be realized within the expected time frames or at all including but not limited to customer and employee retention, and costs or difficulties relating to integration matters, might be greater than expected including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which BayCom and PEB operate; the possibility that the proposed merger does not close when expected or at all because required regulatory, shareholder or other approvals, financial tests or other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the proposed merger may not be fully realized or may take longer to realize than expected or be more costly to achieve; the failure to attract new customers and retain existing customers in the manner anticipated; reputational risks and the potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the Merger; BayCom’s or PEB’s businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; the diversion of managements' attention from ongoing business operations and opportunities as a result of the Merger or otherwise; changes in BayCom’s or PEB’s stock price before closing, including as a result of its financial performance prior to closing or transaction-related uncertainty, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the occurrence of any event, change or other circumstance that could give risk to the right of one or both of the parties to terminate the Merger Agreement; the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; changes in interest rates which may affect BayCom’s and PEB’s expected revenues, credit quality deterioration, reductions in real estate values, or reductions in BayCom’s and PEB’s net income, cash flows or the market value of assets, including its investment securities; each of BayCom’s and PEB’s potential exposure to unknown or contingent liabilities of the other party; dilution caused by BayCom’s issuance of additional shares of BayCom common stock in connection with the Merger; the possibility that the Merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; future acquisitions by BayCom of other depository institutions or lines of business; and that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity, could harm BayCom’s or PEB’s business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the Merger.

Additional factors which could affect the forward- looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2020, and other documents subsequently filed by the Company with the SEC.

You should not place undue reliance on forward-looking statements and BayCom and PEB undertake no obligation to update or revise any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made, whether as a result of new information, future events or otherwise.

Additional Information about the Merger and Where to Find It.

In connection with the Merger, the Company will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of BayCom and PEB and a prospectus of BayCom, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PEB AND THE PROPOSED MERGER. The joint proxy statement/prospectus will be sent to the shareholders of PEB and BayCom seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. These documents, when available, also can be obtained free of charge by accessing the Company’s website at www.unitedbusinessbank.com under the tab “Investor Information” and then under “Documents”. Alternatively, these documents, when filed with the SEC by the Company, can be obtained free of charge by directing a written request to either BayCom Corp., 500 Ygnacio Valley Road, Suite 200, Walnut Creek, California, 94596, Attn: Agnes Chiu or by calling (925) 476-1843, or to Pacific Enterprise Bancorp, 17748 Skypark Circle, Suite 100, Irvine, CA 92614, Attn: Jerro Otsuki, or by calling (949)623-7592.

Participants in this Transaction.

The Company, PEB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BayCom and PEB in connection with the proposed transaction. Information about the Company’s participants may be found in the definitive proxy statement of the Company filed with the SEC on April 29, 2021, and information about PEB’s participants and additional information regarding the interests of these participants will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. The definitive proxy statement can be obtained free of charge from the sources described above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger by and between BayCom Corp and Pacific Enterprise Bancorp dated September 7, 2021. *

99.1	Investor Presentation dated September 7, 2021.

99.2	Press Release dated September 7, 2021.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	September 8, 2021	By:	/s/ Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Corporate Secretary